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                      International Distributor Agreement

                                    between

                              Robocom Systems, Inc.

                                       and

                           C&C Consultores, Argentina

                                 March 28, 1996

NOTE: SECTIONS MARKED WITH AN (*) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.






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International Distribution Agreement

                                       Robocom Systems. Inc. and C&C Consultores
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This Agreement is made this 2 Day of April, 1996 between ROBOCOM Systems, Inc., a New York State Corporation having an office at 511 Ocean Avenue Massapequa, NY 11758 ("ROBOCOM"') and C&C Consultores an Argentinean Corporation having an office at F.D. Roosevelt 2445-Piso 9, (1428) Buenos Aires, Argentina ("Distributor").

Non-Exclusive Territory: Argentina, Chile, Uruguay

WHEREAS:

     ROBOCOM owns the right to license proprietary software products (consisting of programs and related documentation); and

     Distributor desires to market and sublicense software products of this type; and

     ROBOCOM and Distributor wish to enter into an agreement authorizing Distributor to market directly and make copies of certain software products available to End Users in the Territory through Distributor, with Distributor making certain payments to ROBOCOM with respect thereto.

NOW IT IS HEREBY AGREED as follows:

     1.0  DEFINITIONS.

     1.1 "Programs" mean the actual ROBOCOM computer programs in machine-readable object code or other form covered by this Agreement, including all ROBOCOM provided modifications and enhancements thereto.

     1.2 "Documentation" means ROBOCOM user manuals and other materials in printed form which facilitate the use of the Programs by End Users.

     1.3 "Software Products" mean any combination of a Program object code and Documentation licensed by ROBOCOM under the terms of this Agreement. "Product" means either a Program or documentation, without drawing a distinction.

     1.4 "End User" means an entity authorized for productive use of Software Products. "Productive Use" means any use of any of the Software Products in their application purposes.

     1.5 "Territory" means the Non-Exclusive Territory first identified above.

     1.6 "Demonstration License" means a license to Distributor for distributor use of Software Product object code for marketing demonstrations, copying for distribution to End Users, maintenance and training, and for use of Software Product source code solely for use in providing End-User support. Neither the source code nor the object code shall be otherwise used or copied. The source code shall be kept only at a single identified Distributor site and shall not be disclosed to third parties.



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ROBOCOM SYSTEMS, INC./ Name          Page 2               Dated: March 28, 1996


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     1.7 "The Commencement Date" means the effective date of the Agreement first written above.

     2.0 APPOINTMENT OF DISTRIBUTOR

     2.1 License Grant. During the term of this Agreement and subject to all other conditions herein, ROBOCOM hereby grants to Distributor a nonexclusive right to sublicense by itself to End Users in the territory in Distributor's name from Distributor's Territory-resident offices copies of Software Products upon distributor's own terms and conditions, such terms and conditions to be approved by ROBOCOM. Certain Exhibit 1 Products may be identified as requiring or including third party software which, if available from ROBOCOM shall be licensed through ROBOCOM and may be required to be licensed under different or additional terms and conditions.

     2.2 Translations. Translation rights and covenants in this agreement relate solely to the translation of information on RIMS screens and reports. During the term of this Agreement and so long thereafter as distributor is furnishing maintenance services to End Users in accordance with this agreement, and subject to all other conditions herein, ROBOCOM grants to Distributor nonexclusive translation and distribution rights in the Territory in RIMS screens and reports and in all ROBOCOM-furnished modifications and updates thereto. All translations shall be exact translations and shall meet ROBOCOM appearance standards. Copyright in such translations shall vest in ROBOCOM immediately at all times and Distributor agrees that all present and future copyright in every translation is hereby assigned, including, but not limited to, rights to create derivative work and any renewal rights and Distributor agrees to execute any documents necessary to vest full copyright ownership in ROBOCOM including a waiver of any distributor moral rights. Distributor agrees that it will provide copies of such translations to ROBOCOM at no charge prior to any distribution, and will provide ROBOCOM with reasonable assistance in securing and enforcing the copyrights(s). Distributor is not permitted to translate or attempt to translate the Programs.

     2.3 Title in Products and Modifications. Title and all proprietary rights in the Products, any permitted Distributor modifications in the Products, and any translations thereof shall at all times remain the properties of ROBOCOM or ROBOCOM's Licensor.

     Inventions. Any modifications, changes, or improvements made by Distributor to ROBOCOM'S Software will be the sole and exclusive property of ROBOCOM, and will promptly be provided to ROBOCOM. ROBOCOM will have the right to review at the functional design stage, and to review and test code to ensure compatibility with RIMS. In the event the change is incorporated into RIMS as part of the standard package, it will then be available for resale through all channels. In the event it is not incorporated, then for so long as this Agreement is in effect, Distributor will have the right to use and/or sell, subject to the terms of this agreement, such modifications, changes, or improvements, without payment of royalties to ROBOCOM. Maintenance will be the responsibility of Distributor on all changes not incorporated into the standard RIMS product.


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ROBOCOM SYSTEMS, INC./ Name          Page 3               Dated: March 28, 1996



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2.4 Trade Secret and Confidential Information. Distributor acknowledges that
ROBOCOM has advised it that the Software and related documentation are valuable proprietary information and trade secrets of ROBOCOM and that the software (including, but not limited to, the design, programming techniques, flow charts, source code and documentation thereof) is confidential information disclosed to Distributor to be used only as expressly permitted by the terms of this Agreement, whether or not any portion thereof is or may be validly copyrighted or patented. Distributor will take all reasonable steps to protect the software on magnetic tape or disk or in any other form of disclosure by using the same standard of care Distributor uses to protect its own confidential information of a similar nature. Distributor agrees that it will require all those individuals having access to the Software under this Agreement sign a Non-Disclosure Statement. Exhibit 2 attached.

     Distributor further acknowledges that, in the event of an actual or threatened violation of the foregoing provision of which Distributor has actual knowledge, Distributor will take immediate steps to stop such threatened violation; that ROBOCOM may not have an adequate monetary remedy and will be entitled to such injunctive relief as may be deemed proper by a court of competent jurisdiction, in addition to any other available remedies. The provisions of the Section 8 will survive the termination of this Agreement.

     ROBOCOM agrees that Distributor's obligation to keep confidential any data will not apply to any information or data which: (1) is or becomes publicly known through no wrongful act of Distributor (2) is known to Distributor at the time of disclosure; (3) is rightfully received by Distributor from a third party without breach of this Agreement; (4) is furnished to a third party by ROBOCOM without a similar restriction on the third party's rights; (5) is approved for release by authorization from ROBOCOM; or (6) is disclosed pursuant to the lawful requirement or request of a Governmental Agency or disclosure is permitted by operation of law, provided that Distributor has given prior notice to ROBOCOM and has made a reasonable attempt to obtain a protective order limiting disclosure and use of the information so disclosed.

     3.0 CERTAIN ROBOCOM OBLIGATIONS

     3.1 Copies of Software Products. ROBOCOM will provide Distributor a single current production UNIX runtime copy of its Software for demonstration and training purposes only. ROBOCOM will also provide Distributor with three copies of all of its User Documentation, for demonstration and training purposes only.

     3.2 Maintenance Services. ROBOCOM will provide Distributor the maintenance services as described in Exhibit 3. Distributor will promptly translate documentation, as necessary, and distribute maintenance documentation and unmodified code updates to its End Users.

     3.3 Distributor Training. ROBOCOM will provide Distributor training as in
Exhibit 4.

     3.4 Export Licenses. ROBOCOM will promptly apply for any licenses, if required


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ROBOCOM SYSTEMS, INC./ Name          Page 4               Dated: March 28, 1996

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from the Office of Export Administration, United States Department of Commerce
or any other United States Agency for shipment of ROBOCOM software.

     3.5 Warranties. ROBOCOM warrants to Distributor that ROBOCOM's proprietary software products as furnished to distributor (excluding those which are categorized as third party software) will work substantially as described in the applicable ROBOCOM published documentation. Distributor acknowledges and accepts that software is inherently susceptible to error and that ROBOCOM's sole obligation shall be to use reasonable efforts to remedy substantial malfunctions of the software by correcting errors or developing a suitable work around. This warranty is subject to ROBOCOM receiving notification in sufficient detail to enable ROBOCOM to demonstrate the error and certify its rectification or the devising of a suitable work around, ROBOCOM does not warrant that all errors are correctable or avoidable.

     This warranty shall not apply to software identified as third party software or otherwise identified as being furnished in "AS IS" condition and shall not apply to Distributor or End User modified portions of Software Products or other portions of Software Products to the extent affected by such modifications. ROBOCOM may charge Distributor at ROBOCOM's then-standard rates for ROBOCOM attempts to diagnose and/or remedy problems attributable to Distributor or Distributor's End User modifications or misuse.

     3.6 New Versions, Enhancements. ROBOCOM may, from time-to-time, add to Exhibit 'A' new authorized computer models or configurations or new or modified ROBOCOM software and enhancements which, in ROBOCOM's judgment, are appropriate for distribution in the Territory by Distributor.

     3.7 Advertising Materials. ROBOCOM will provide Distributor with 500 copies of its existing marketing literature initially, thereafter, copies of advertising and promotional materials, as available and appropriate, at ROBOCOM's cost plus 15 percent (15%). At no charge, ROBOCOM will provide Distributor with a current example proposal for a US End User and the accompanying general system description.

     4.0 CERTAIN Distributor OBLIGATIONS

     4.1 Compliance. Distributor agrees to comply fully with all of Distributor's obligations under this Agreement.

     4.2 Reporting; Copies of Agreements. Within fifteen (15) days of the end of each calendar quarter beginning with the quarter ending ______, 1996, send ROBOCOM a report for the quarter and cumulatively for the contract year a detailed account of all fees due to ROBOCOM under this Agreement including: identification of each sublicensee by name and specific End User site location; specific Programs licensed to the End User and authorized type/model and number of computers; date of sublicense; date of each Program installation; effective dates of maintenance agreements; and ROBOCOM fees and charges (in US dollars) accrued and paid.


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ROBOCOM SYSTEMS, INC./ Name          Page 5               Dated: March 28, 1996

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     Distributor represents and warrants that it has the expertise, experience, knowledge of the regional market and financial resources to successfully market, technically support and license the Software in the Territory and to achieve significant market penetration in the Territory.

     Distributor will designate one or more individuals to act as sales and application specialist(s) in the area of warehouse and distribution matters, and to professionally present ROBOCOM's Software to interested parties. At its own expense, Distributor will have this specialist(s) spend at least two weeks per year for formal and informal training at a location agreeable to both Robocom and Distributor. The location may be changed by mutual written agreement. Initial training will take place concurrently with the first install in the territory.

     Distributor will devote its best efforts to maximizing profitable sales of ROBOCOM's Software in the Territory. This will include undertaking of formal marketing and sales programs, including direct mailing, seminars, and individual in person presentations to prospective customers. Within 90 days from the signing of this agreement, Distributor will submit to ROBOCOM a detailed marketing plan, describing how Distributor intends to market ROBOCOM's Software, and the resources Distributor will devote to this effort.

     Distributor will prepare its own price and technical proposals for prospective customers. For customers requiring services other than or in addition to ROBOCOM's standard Software, ROBOCOM will not be bound by the provisions of Distributor's proposal except by prior written agreement. Distributor will require that all customers for ROBOCOM's Software sign a Software License Agreement identical to that shown in Exhibit 6, and that they comply with other reasonable conditions to protect ROBOCOM's interests.

     Distributor will provide initial technical support for its customers using ROBOCOM software.

     In addition, Distributor shall keep executed End User licenses, maintenance agreements and disclosure agreements on file, and on request from ROBOCOM, will provide at no charge copies of such licenses or agreements to ROBOCOM. If any license or agreement is in a language other than English, an English translation shall be made available by Distributor.

     4.3 Examination of Records. Distributor will allow ROBOCOM representatives to examine Distributor's records to confirm accurate and timely payment of royalties by Distributor. Any such examination shall be conducted within fifteen
(15) days of Distributor's receipt of ROBOCOM's written request and shall be performed during normal business hours, at a time mutually agreed upon by ROBOCOM and Distributor. ROBOCOM's cost of such an examination shall be borne by ROBOCOM unless late payment or a discrepancy in excess of two (2%) in payments of royalties is discovered for any quarter, in which case ROBOCOM's cost of the examination shall be born by Distributor. Any confidential information belonging to Distributor will be kept confidential by ROBOCOM.

     Distributor will maintain proper accounting records, and allow reasonable inspection by


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ROBOCOM SYSTEMS, INC./ Name          Page 6               Dated: March 28, 1996


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ROBOCOM, to verify amounts payable to ROBOCOM. ROBOCOM will have the right, at any time, and at ROBOCOM's expense, to appoint an independent auditor to verify the Distributor has not violated any portions of this agreement. If an independent auditor is appointed by ROBOCOM for this purpose, Distributor will provide said auditors with access to its records during normal business hours.

     4.4 Proprietary Notices. Distributor agrees to reproduce on all permitted copies ROBOCOM and/or ROBOCOM's licensor's copyright and other proprietary notices and, according to ROBOCOM instruction, any trademark notices as included in the Software Products and in any ROBOCOM-furnished marketing materials, training aids and other ROBOCOM-furnished materials and on any permitted translations thereof. Distributor recognizes and agrees that Distributor obtains no rights in the Software Products and other ROBOCOM materials except for the limited rights specifically granted under this Agreement.

     4.5 Modifications; License Enforcement. Distributor agrees that it will not modify software Products except for End User support, not duplicate software Products otherwise than as expressly authorized herein and use its best efforts to ensure that its End Users do not use Software Products in violation of the agreement and the End User license agreement, including, but not limited to, productive use on more than the authorized number of computers or on a model of computer bearing a higher sublicense fee than paid by Distributor to ROBOCOM, or use the software Products for the benefit of entities other than the End User. Distributor shall promptly notify ROBOCOM and provide reasonable assistance to ROBOCOM without charge to assist ROBOCOM in prosecution of any trade secret, copyright or trademark infringements which come to Distributor's attention, and shall be undertaken by ROBOCOM and at its expense.

     4.6 Technical Support. Distributor agrees to provide all direct technical support for the software Products to Distributor's end User licensees. Direct technical support is defined as:

     A. Providing all End User training and application support and answering all End User operational and use questions;

     B Reproducing reported problems and reporting them in writing to ROBOCOM's technical support center;

     C. Endeavoring to answer technical End User questions prior to requesting assistance from the ROBOCOM support center, and documenting the answers furnished to End Users;

     D Using the Development License source code at Distributor's site solely to understand and fix or develop a work around for reported software problems. In each instance of modification of the source code for this purpose or development of a work around, Distributor will coordinate the change with ROBOCOM and will promptly provide ROBOCOM with a copy of the commented source code modifications and identification of the End User(s) to which the change relates; and

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     E.   Providing weekly written reports to ROBOCOM support center of all support activity and any new problems reported and solutions to problems, if known.

     4.7 Technical Staffing. Distributor agrees to establish and maintain at all times a capable trained technical support staff sufficient to provide technical support as defined in item 4.6 above, including, but not limited to, having two senior systems analysts trained on the Software Products at all times.

     4.8 End User Communications. Distributor agrees to ensure that each supported End User CPU includes a 2400 baud modem available for support purposes and communications adequate for the provision of support functions.

     4.9 Distributor communications. Distributor agrees to provide ROBOCOM with the telephone numbers on which Distributor provides voice and modem technical support and with the End User telephone numbers on which each End User receives voice and modem technical support.

     4.10 Support Services. Distributor agrees that it will provide support services only to End Users for whom all required royalties and maintenance fee payments to ROBOCOM are current.

     4.11 Warranties Solely on Behalf of Distributor. Distributor agrees that it will make any warranties or other representations and maintenance commitments to End Users solely for Distributor and not on behalf of ROBOCOM and will indemnify and save ROBOCOM harmless from any claimed by Distributor End Users for maintenance services, breach of warranty, performance failure or failure of any Product to meet a description.

     4.12 Translations. At its sole expense, Distributor will make any translations of the RIMS screens and reports and all modifications and updates thereto for itself and End Users in accordance with this Agreement Such translations shall be subject to the provisions of Paragraphs 2.2 and 2.4 above Any services requested by Distributor and furnished by ROBOCOM will be furnished at ROBOCOM's then standard rates and reasonable expenses.

     4.13 Source Code. Distributor agrees to hold all Program source code in strict confidence and as valuable confidential information belonging to ROBOCOM and not to disclose such code to any person except Distributor's employees on a need to know basis.

     4.14 Return of Materials upon Termination. Upon any termination of this Agreement, Distributor will immediately return or certify destruction of the Programs and documentation, including any copies, information or notes relating thereto except to the extent temporary retention is reasonably necessary for not more than one year from termination to fulfill End User maintenance commitments made by Distributor in good faith and in accordance with this Agreement. ROBOCOM agrees that it will offer software Product maintenance services to such End Users following the termination of this Agreement for ROBOCOM supported then-current versions of Software Products.

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     4.15 Payments. Distributor will make all payments in United States currency at ROBOCOM's offices, first stated above, or as otherwise directed by ROBOCOM and without deductions based on any currency control restrictions, import duties, or sales, use, value-added or other taxes or withholdings. Distributor will bear all taxes, however designated, imposed as a result of the existence or operation of this Agreement, including, but not limited to, any tax which Distributor is required to withhold or deduct from payment to ROBOCOM, except, (a) any such tax imposed upon ROBOCOM by any governmental entity in the United States and (b) any such tax imposed upon ROBOCOM in the country in which the office of Distributor is located or in which the End User is located if such tax is allowable as a credit against United States income taxes of ROBOCOM. To assist ROBOCOM in obtaining such credit, Distributor shall furnish ROBOCOM with such evidence as may be required by United States taxing authorities to establish that such tax has been paid. Currency conversion shall be made as of the exchange rate on the last business day before the day payment is due. All monetary amounts in this Agreement are in US dollars.

     4.16 Import and Export Controls. At Distributor expense, Distributor will obtain any necessary import certificates or permissions and provide all necessary assistance to ROBOCOM in obtaining any required export or other licenses from United States governmental agencies, including, but not limited to, certifications as to use and ultimate destination and/or written agreement not to knowingly transmit directly or indirectly software Products to certain named countries. Any such licenses or other documents shall become attachments to this Agreement and part of Distributor's obligations hereunder. Concurrent with signing this agreement Distributor will sign an Export Controls letter.

     4.17 Competitive Products. Distributor agrees to permit termination of this Agreement by ROBOCOM if Distributor sells and promotes products competitive with ROBOCOM products permitted to be marketed under this Agreement. Prior to any action being taken by ROBOCOM, a discussion would take place to allow Distributor to explain the method of marketing and sale and demonstrate that these products were not competitive to ROBOCOM's products.

     4.18 Product Names; Trademarks. Distributor agrees to use ROBOCOM Product names in association with the products and use any ROBOCOM trademarks as instructed by ROBOCOM so as to protect ROBOCOM rights and continue identification of the Products with ROBOCOM in the Territory.

     4.19 Sales Projections. Provide ROBOCOM with quarterly sales projections covering at least the next six quarters.

     4.20 Fees and Payment; Maintenance Payments. Beginning with the first system installed, for ROBOCOM Standard Software sold to Distributor customers headquartered in the Territory, or elsewhere (as long as the right to distribute ROBOCOM's Software has not been revoked), for which Distributor takes primary installation and support responsibility, Distributor will charge customers the list prices and pay ROBOCOM an amount equal to *% of the current list prices (shown on the attached price list, Exhibit 5) or *% of a mutually agreed discounted price which is commercially satisfactory to both ROBOCOM and Distributor, for their modules purchased and


    *OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. FILED SEPARATELY
     WITH THE COMMISSION.

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installed. Should Distributor for any reason decline to take primary installation and/or support responsibility for any systems installed, Distributor and ROBOCOM will negotiate in advance an equitable increase in the amount due ROBOCOM.

     Ongoing Annual Maintenance Plan fees, computed at *% of the first site list price for Standard Application Software and all custom Software provided by ROBOCOM, will be split equally between the two parties, as long as Distributor continues to support the customer directly. If ROBOCOM provides direct customer support, it will receive *% of the maintenance fee.


     Amounts to ROBOCOM, except for annual maintenance fees, will be paid by Distributor at the end of the month following the month in which the Software was installed. Annual maintenance fees will be to ROBOCOM at the end of the second month following the month in which the Software was installed.

     All transactions between Distributor and ROBOCOM will be in U.S. dollars.

     The attached price list may be modified by ROBOCOM at any time, with 90 days advance notice to Distributor. ROBOCOM agrees that, for the initial three-year term of this agreement, the prices for its standard application software in the Territory will be adjusted prorata to U.S. pricing.

     By mutual written agreement, ROBOCOM and Distributor may modify the pricing conditions on a case-by-case basis.


     ROBOCOM agrees that, for the initial three year term of this Agreement, customer maintenance charges will be contained with RPI *% of the maintenance costs in the country of installation.


     5.0 PATENT AND COPYRIGHT INDEMNIFICATION

     5.1 ROBOCOM will defend any action brought against Distributor [or Distributor's End Users] based on a claim that a software Product infringes any copyright, trade secret or United States patent (including patents in Territory countries based on the relevant United States patents.). ROBOCOM will hold Distributor harmless from and pay any award against Distributor or Distributor's End Users based on such infringement provided that Distributor and/or End Users notify ROBOCOM promptly in writing of the claim and Distributor and/or End Users provide ROBOCOM reasonable assistance and permit ROBOCOM to control the defense and any settlement. ROBOCOM shall have no liability if the alleged infringement arises from (1) the licensing of other than a current unaltered release of a Program as provided under this Agreement, or (2) the combination of a Program with non ROBOCOM programs or data. ROBOCOM makes no representations or warranties and provides no indemnities regarding patent or copyright infringement by any portion of a software Product not developed by ROBOCOM.

     5.2 In the event of claimed infringement, ROBOCOM reserves the right to replace the Software Product with a non-infringing product of equivalent functionality, modify the Software.


     * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. FILED SEPARATELY WITH THE COMMISSION.


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Product to make it non-infringing or, if neither alternative is reasonably available, remove the Software Product and refund to Distributor license fees paid to ROBOCOM with respect to the infringing copies of the Software Product on a five-year End User use amortization schedule.

     6.0 TERM AND TERMINATION

     6.1 This Agreement shall enter into force on the Commencement Date and shall continue for a period of two (2) years from the Commencement Date and subject as herein provided shall thereupon automatically renew for an additional one (1) year period and until terminated by one of the parties hereto giving written notice thereof to the other at least one hundred eighty (180) days prior to the end of the initial term or any following anniversary date of the Agreement.

     6.2 Notwithstanding Clause 6.1 of this Agreement, each party shall have the right to terminate this Agreement at any time upon giving Distributor at least ninety (90) days written notification if: (a) Distributor's performance under this Agreement is unsatisfactory in ROBOCOM's reasonable judgement; (b) Distributor promotes or markets a product competitive with the Software Products in violation of Section 4.17; or (c) if Distributor shall undergo a change in ownership or control with ROBOCOM's written consent, but approval of such change shall be reasonably withheld by ROBOCOM, or (d) Distributor fails to provide S200,000 (USD) in revenues from sales of ROBOCOM Software License Fees within two (2) years of the Agreement date.

     7.0 EVENTS OF DEFAULT

     7.1 The occurrence of any of the following events shall constitute an event of default entitling ROBOCOM to terminate this Agreement forthwith:

     A Nonpayment by Distributor of any payment to ROBOCOM for a period of fifteen (15) working days after sending of written notice to the Distributor specifying such default in payment.

     B If a petition or action shall be filed or taken by or against Distributor under any law dealing with insolvency, bankruptcy or suspension of payment and such petitions or action is not dismissed within thirty (30) days.

     C. If a Receiver is appointed over the assets or undertakings of Distributor (or any part thereof).

     D If Distributor enters into a deed of arrangement or makes an assignment for the benefit of creditors.

     E. If Distributor ceases to function as a going concern or an order is made or a resolution passed for the winding up of Distributor (otherwise than for the purposes of amalgamation or reconstitution).

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     F.   If Distributor fails to promptly furnish ROBOCOM' upon request, with the names and addresses of End Users with a full copy of the signed End User agreement and, if such agreement is not in English, with an English translation of the agreement.

          This Agreement will terminate immediately if Distributor sells, attempts to sell, agrees to sell, or attempts to develop any products meaning Inventory and Warehouse Control Systems Software competing with those provided by ROBOCOM.

     G. If Distributor knowingly misrepresents the capabilities, functions or functionalities of Software Products.

     7.2 If either party fails to perform any other term, covenant or condition of this Agreement and has not performed such term covenants or conditions within thirty (30) days after a notice of default has been received, the non-defaulting party has the right to forthwith terminate this Agreement by means of a written notice without judicial intervention being required.

     8.0 REMEDIES

     8.1 Upon any termination of this Agreement, Distributor shall immediately return or certify destruction of all Programs in accordance with paragraph 4.14 and ROBOCOM shall be entitled to recover from Distributor all accrued and unpaid payments and other amounts then due and owing under the terms hereof and/or all future payments and other amounts as and when becoming due hereunder.

     No termination under this Paragraph 8.1 or otherwise under this Agreement shall invalidate then existing Distributor End User licenses granted by Distributor in accordance with this Agreement for which required fees and charges have been credited or paid to ROBOCOM.

     8.9 The rights of ROBOCOM pursuant to Paragraph 8.1 hereof are without prejudice to any other rights or remedies which ROBOCOM may have. ROBOCOM pursuit and enforcement of any one or more remedies shall not be deemed an election waiver by ROBOCOM of any other remedy.

     8.3 EXCEPT AS SET FORTH IN PARAGRAPH 3.5 AND PARAGRAPHS 5.1 AND 5.2, ROBOCOM DISCLAIMS ALL WARRANTIES WITH REGARD TO THE ROBOCOM SERVICES AND PRODUCTS SOLD OR LICENSED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF ROBOCOM FOR DAMAGES, INCLUDING BUT NOT LIMITED TO, DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE SOFTWARE.


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     9.0 NOTICES

     Service of all notices under this Agreement by either party to the other shall be sufficient only if posted by certified or registered post, return receipt requested or personally delivered and receipted for. Either party may change its address for service of notice by written notice to the other.

     10.0 UNFORESEEN EVENTS

     Neither party shall be responsible for any delay nor failure to perform due to causes beyond reasonable control of the party, including, but not limited to, cause such as strikes, lockouts, or other labor disputes, riots, civil disturbances, actions or inactions of governmental authorities or suppliers, epidemics, war, embargoes, sever weather, fire, earthquakes, acts of God or the public enemy, nuclear disasters, or default of a common carrier.

     11.0 SEVERABILITY

     In the event that any one or more of the provisions of this Agreement shall for any reasons be held to be unenforceable in any respect under the laws of any jurisdiction, such unenforceability shall not affect any other provision and this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.

     12.0 GENERAL CONDITIONS

     12.1 Applicable law; Dispute Resolution. The Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to that body of law known as conflict of laws and without reference to the 1980 United Nations Convention on Contracts for the Sale of Goods and any amendments thereto.

     12.2 Headings. Headings and subheadings in this Agreement are for convenience only and do not form part of this Agreement.

     12.3 Assignment. Upon advance written notice, Distributor may assign this Agreement to a parent, subsidiary, or successors in interest to the business of Distributor provided that such assignees are located in the same country as Distributor and is able to and does fulfill Distributor's obligations under this Agreement. Distributor shall not otherwise assign this Agreement without the written consent of ROBOCOM.

     12.4 Non-Waiver. The failure of either party to enforce at any time any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce any such provisions.

     12.5 Independent Businesses. The Distributor and ROBOCOM are independent


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businesses ant will in no way claim otherwise or incur Liabilities except on their own account. It is understood and agreed that ROBOCOM and the Distributor will not in any event be liable for any obligations, expenses, or damages of any nature whatsoever incurred by the other party or for any claim made against the other party on account of any services performed by it or by those for whom the other party may be in law responsible and that this Agreement supersedes all previous Agreements and arrangements between ROBOCOM and the Distributor.

     12.6 Indemnity Clause. ROBOCOM will protect and save harmless and defend at its own expense the Distributor from and against any and all claims of infringements of patents, trade marks or industrial designs copyrights or other property rights affecting the Products. The Distributor agrees to give ROBOCOM prompt notice of any such claim that is made against the Distributor and will give ROBOCOM such assistance and information as ROBOCOM may reasonably require. In the event that any such infringement occurs or may occur, ROBOCOM may:

     A Procure for the Distributor the right to continue to use the Software or infringing part thereof; or

     B. Modify or amend the Software or infringing part thereof so that it becomes non infringing; or

     C. Replace the Software or infringing part thereof by other software of similar acceptable capability; or

     D Pay the Distributor compensation relating to the whole or infringing part of the Software as appropriate so that it may reimburse and settle any corresponding claims put upon it by third parties.

     E. The conditions of the indemnity clause identified herein apply only to ROBOCOM's supplied RIMS applications code.

     12.7 Notices. All notices hereunder will be in writing and will be deemed to have been given and received when delivered in person or by registered or certified mail, return receipt requested, postage prepaid, as follows:

     ENTIRE AGREEMENT

     This Agreement and Exhibits constitute the entire Agreement governing the relationship between the parties and supersede all proposals, oral or written, and all negotiations, conversations, or discussions between the parties relating to this Agreement. Distributor acknowledges that is has not been induced to enter into this Agreement by representations or statements, oral or written, not expressly contained herein. The terms and conditions of the Agreement shall prevail, notwithstanding any variance from the terms and conditions of any order or other instrument


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submitted by Distributor. This Agreement may be modified only in writing signed by duly authorized representative of each party.

If to Distributor:

     C&C Consultores
     F.D., Roosevelt 2445- Piso 9
     (1428) Buenos Aires, Argentina
     Attn: Mr. Carlos M. Criado

If to ROBOCOM:

     ROBOCOM Systems, Inc.
     511 Ocean Avenue
     Massapequa, New York 11758
     USA
     Attn: Mr. Richard Wilkins

Forum for Dispute. The parties agree to seek to resolve any dispute arising under this Agreement pursuant to good faith business negotiations. In the event of a dispute, the aggrieved party will promptly identify in writing the nature of the outstanding dispute in sufficient detail as to allow the other party to respond to the dispute. Each party agrees to set times and places to meet and communicate their concerns and to propose resolutions to their dispute. These meetings may take place by telephone, by video conference, or face-to-face. The parties agree to hold not fewer than two meetings, and to meet for at least a total of four hours to discuss their respective positions and to explore a business resolution of their dispute. The parties agree to exchange offers in writing upon conclusion of their meetings. Such good-faith procedures will be a condition precedent to any litigation of the dispute.

     13.5 The following are part of this Agreement:

          Exhibit 1 - Products Descriptions
          Exhibit 2 - Non-Disclosure Statement
          Exhibit 3 - Maintenance (Sample) Agreement
          Exhibit 4 - Training
          Exhibit 5 - International Pricing
          Exhibit 6 - License (Sample) Agreement



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                   EXECUTED BY BOTH PARTIES AS PROVIDED BELOW:

ROBOCOM Systems, Inc.                              C&C Consultores

By:/s/Richard Wilkins                              BY:/s/Carlos Criado
   -----------------------                            -----------------------
Title: Dir Sales & Marketing                       Title: Partner

Date: April 2, 1996                                Date: April 2, 1996



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                                   EXHIBITS TO

                             DISTRIBUTION AGREEMENT




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                           EXHIBIT 1 Robocom Products:

                               RIMS(R). 2001 v3.2

                                MFG/PRO INTERFACE

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               Intentionally Blank, provided under separate cover.






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                                    EXHIBIT 2





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                            CONFIDENTIALITY AGREEMENT
                                  BETWEEN FIRMS

AGREEMENT and acknowledgment between ROBOCOM Systems Inc. (Company), and Distributor

Whereas, the Company agrees to furnish the undersigned certain confidential information relating to the affairs of the Company for purposes of: The marketing of RIMS(R) .2001 v3.2 in _________________________.

Whereas, the undersigned agrees to review, examine, inspect or obtain such information only for the purposes described above, and to otherwise hold such information confidential pursuant to the terms of this agreement,

BE IT KNOWN that the Company has or shall furnish to the undersigned certain confidential information, as set forth on an attached list, and may further allow the undersigned the right to inspect the business of the Company and/or interview employees or representatives of the Company, all on the following conditions:

1. The undersigned agrees to hold all confidential or proprietary information or trade secrets ("information") in trust and confidence and agrees that it shall be used only for the contemplated purpose, and shall not be used for any other purpose or disclosed to any third party.

2.   No copies will be made or retained of any written information supplied.

3. At the conclusion of our discussions, or upon demand by the Companv, all information, including written notes, photographs, memoranda, or notes taken by you shall be returned to us.

4. This information shall not be disclosed to any employee or consultant unless they agree to execute and be bound by the terms of this agreement.


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5.   It is understood that the undersigned shall have no obligation with respect to any information known by the undersigned or generally known within the industry prior to dates of this agreement, or becomes common knowledge within the industry thereafter.

     Agreed and Accepted:                           Agreed and Accepted:
     ROBOCOM Systems Inc.                           C&C Consultores:

                                                    /s/Carlos Criado
     ------------------------                       ----------------------------
          Signature                                      Signature

     by                                             by: Carlos Criado
       ----------------------                          ------------------------

     Title:                                         Title: Partner
           ------------------                             ---------------------

     Date:                                          Date: April 2, 1996
         --------------------                            ----------------------
                                      * * *

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                                    EXHIBIT 3




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                          ROBOCOM MAINTENANCE CONTRACT

                                     96-2001
                                  Contract No.

                         ROBOCOM SYSTEMS, INC. QUOTATION

Reference           Date                                              Terms
---------           ----                                              -----

================================================================================
ITEM NO.           DESCRIPTION                                      PRICE
================================================================================
  l              Annual Software (Diagnostic & Maintenance)
                 Agreement
--------------------------------------------------------------------------------
  2              Annual Hardware Maintenance Agreement
--------------------------------------------------------------------------------
  3              Extended after Hour Support - Eight hours.
                 Weekdays, 5:00 P.M. - 1:00 A M., ET
                 Weekends & Holidavs - 8:00 AM. - 1:00 A.M.
================================================================================

Contract includes software and hardware working hour response as listed under Software and Equipment. Our working hours are Monday through Friday, 8:30 A.M. to 5:00 P.M., Eastern Time (ET) excluding holidays. All software, labor, and parts will be covered except those which are sundry consumable supplies such as ribbons, paper, etc. The quoted price does not include travel and subsistence costs except where noted. *

The system and equipment are subject to a Pre-Contract Inspection prior to approval for contract unless continuous and uninterrupted service is maintained with the prior agreement. If any repairs are necessary to get the unit up to specifications, the repair costs will be charged against a billable service call. This quotation is valid for ( ) days.

Order should be made out to: ROBOCOM Systems, Inc. by: (Customer name)

* Refer to Agreement for listing of Software and Equipment, with applicable response times, and travel coverage.


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                      AGREEMENT  OR MAINTENANCE SERVICE

Company Name:             (Customer Name)
Street:
City:                             State:                    Zip Code:

(Hereinafter referred to as Purchaser) agrees to purchase and ROBOCOM SYSTEMS Inc. (hereinafter referred to as RSI) agrees to furnish at the below indicated place of installation maintenance service on the equipment and software listed, in accordance with the terms and conditions contained in this agreement.

SITE LOCATION
===========================

===========================
Company Name


===========================

===========================
Street


================================================================================

================================================================================
City                                  State                         Zip Code


================================================================================

================================================================================
Commencement Date                  Day of Month                Year


================================================================================

================================================================================
Renewal Date                       Day of Month                Year


===========================

===========================
Contract #: RIMS,

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                             SOFTWARE AND EQUIPMENT
                          COVERED UNDER THIS AGREEMENT


                                SAMPLE EQUIPMENT

================================================================================
                    SOFTWARE/                       MAINT. ** MODE     TRAVEL
                    EQUIP.       QTY.    SERIAL     RESPONSE TIME      INCL. IN
 DESCRIPTION        MODEL                NO(S)*                        BASIC
                                                                       PRICE
                                                                       YES/NO
================================================================================
Processor
--------------------------------------------------------------------------------
Terminal
--------------------------------------------------------------------------------
Printer
--------------------------------------------------------------------------------
Printer
--------------------------------------------------------------------------------
Scanner
Dual Range
--------------------------------------------------------------------------------
Progress
--------------------------------------------------------------------------------
Software
--------------------------------------------------------------------------------
Converter
--------------------------------------------------------------------------------
Scanner
--------------------------------------------------------------------------------
Scanner
================================================================================

     *    NOTE: Equipment serial numbers to be provided upon contract execution.

     **   1 - On Site Repair - 8 Hrs.
          2 - Sent to Repair Depot
          3 - Immediate Modem Response

     ***  Does not cover thermal head replacements.

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                              TERMS AND CONDITIONS

1.   INITIAL INSPECTION AND REPAIR

     Unless this agreement provides for maintenance service which is contiguous with previous maintenance service, or contiguous with the warranty provided by RSI, then RSI shall make a thorough inspection of the system and equipment to be maintained hereunder. This inspection shall be at the expense of the Purchaser. Any repairs and adjustments deemed necessary by RSI to bring the system and equipment up to good operating condition and normal repair level shall then be made. All costs of repairs, materials and adjustments shall be at Purchaser's expense and shall be at the current published RSI hourly rates, portal to portal.

2.   TERMS OF AGREEMENT

     This agreement shall become effective upon the date accepted by RSI and, except as provided in Article 10, "Termination," shall continue for a term of twelve (12) months from the commencement date which is noted herein or if applicable, the date of completion of the initial inspection and repair provided pursuant to Article 1 above, which date shall be set forth herein or the commencement date. On an annual basis, this agreement will be reviewed for price adjustment with an annual price increase cap of 5 percent (5%). Purchaser shall have the right to renew this Agreement from year to year by giving RSI notice at least thirty (30) days prior to the end of the contract term on any renewal item.

3.   RESPONSIBILITIES OF RSI

     RSI shall maintain the system and equipment in good operating condition. Pursuant to the above, RSI shall provide the following:

     a. Upon receiving a service request, ROBOCOM will access the computer system via a modem for the purpose of diagnostic and corrective analysis. This service will be rendered immediately upon calling during the normal business day (8:30 AM. to 5:00 P.M. ET). This will continue beyond the normal business day under the Extended Support Option.

     b. Should a service call to the facility be required, a qualified ROBOCOM Service Technician will be on site no later than the next business day after the determination that on-site service is required, which determination shall promptly be made following RSI's diagnosis of the problem.

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     c.   The software diagnostic support services must be purchased to obtain the Hardware Maintenance Support.

     d. The software and hardware Maintenance Support was selected. The Purchaser will be responsible for removing a defective depot repair eligible device, where applicable. You will then ship the defective unit to ROBOCOM (or as directed) for repair or replacement. Major items will be repaired on site by a ROBOCOM authorized agency following ROBOCOM's determination that the unit is indeed in need of repair. All spare parts and equipment supplied under this contract shall remain the property of ROBOCOM SYSTEMS, Inc., except those spare parts which ROBOCOM permanently installs in Customer's equipment and hardware to effect repairs pursuant to the maintenance service agreement.

     e. RSI will bear all costs (except as noted) of maintaining the equipment in good operating condition which costs are required because of the normal use of the equipment. Maintenance service does not include the furnishing of accessories of any nature, except such items of equipment as may be necessary to the maintenance of the components being serviced.

     f. If Purchaser causes modifications to be made or accessories or devices not covered by this Agreement to be added to the software or equipment being maintained by RSI, then maintenance service will be supplied therefore only upon mutual agreement between Purchaser and RSI. If the modifications or additions increase the maintenance costs of system and equipment covered hereby, then the maintenance charges specified on page one (1) hereof shall be accordingly adjusted by RSI and Purchaser shall pay such charges.

     g. ROBOCOM has delivered certain source files to (Customer Name)as customized software under the development contract. (Customer Name)may modify and/or use these files as required. (Customer Name)may not modify or otherwise change Procedure Library files now maintained by ROBOCOM. (Customer Name) modified code must be compiled by (Customer
          Name)and located in the bin directory as PROGRESS *.r files only. Under no circumstances shall ROBOCOM be responsible for (Customer
          Name) modified code.

     h. ROBOCOM will provide problem determination and assistance for operating system and database problem events and configuration issues. ROBOCOM will serve as the central point of contact for the client and will coordinate problem resolution with any third party vendors where necessary.

     i. ROBOCOM will perform in an advisory role to ensure that any configuration

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          changes will not adversely affect the RIMS application. Any configuration, file system, or other changes made by the client must be provided to ROBOCOM for impact review and concurrence.

     j. During the course of normal maintenance, should ROBOCOM detect a potential problem situation, the client will be notified. A suitable corrective action will be recommended and, if necessary, carried out by ROBOCOM.

4.   RESPONSIBILITIES OF PURCHASER

     Purchaser shall provide, free of charge and with ready access, adequate working space, adequate light, heat, ventilation, electrical current, and outlets for the use of RSI maintenance personnel.

     Purchaser shall not misuse, neglect or attempt any software modification, repairs or maintenance of the equipment covered hereby. Any added costs to RSI for maintaining the system or equipment because of violation of this provision shall be charged to the Purchaser. Likewise, all costs of maintenance not attributable to normal wear and tear, normal malfunction, or RSI negligence, shall be charged to the Purchaser at the RSI published hourly rate and published list price for parts.

     Purchaser shall always allow RSI full and free access to the equipment subject to Purchaser's industrial security rules.

     Unless otherwise specified in the agreement, the client is responsible for all day to day maintenance and administration tasks as required by a typical computer system furnished by ROBOCOM with the RIMS application.

     Customer Administrative tasks include but are not limited to:


          User and Group Administration
          Kernel Tuning
          User Accounting
          Monitor disk usage
          Install/configure Peripherals
          Printer Scheduler Administration
          File System Administration
          Network File System Administration

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          Progress Database Administration
          Periodic BI File Truncation
          Periodic Dump and Reload

          Develop Backup Strategy
          Perform Daily Backups
          Perform Quarterly Backups

          UUCP Administration
          CRON Administration
          EMAIL Administration

5.   SERVICE HOURS

     For the charges set forth on page one hereof, RSI will furnish "on call" maintenance service from 8:30 A.M. to 5:00 P.M. ET Monday through Friday, excluding holidays.

     The extended after hour support provides for service from 5:00 P.M. - 1:00 A.M. ET on weekdays and 8:00 AM. - 1:00 AM. on weekends and holidays.

6.   MOVEMENT OF EQUIPMENT

     In the event that the equipment covered by this Agreement is moved to a new location with the prior written consent of RSI, service under this Agreement will terminate at the time the disassembly of the system is begun. Service under this Agreement will commence again at the new location at the time the system has been certified as operational as a result of an inspection as provided in Article 17 "Initial inspection and Repair."

     Charges for any services rendered of "RSI to effect the disassembly, movement, reassembly, or checkout of the system being moved shall be at the current published RSI hourly rates computed to the nearest one-half (1/2) hour with a minimum charge of eight (8) hours per call.

7.   EXCLUSIONS

     The maintenance charge does not include service calls or additional service time arising from abuse, misuse, modification, mishandling, of the equipment, or damage due to forces external to the machine including, but not limited to, the following acts of God, flood, power surges or failures, defective electrical work, transportation, foreign equipment/attachments, accident, disaster, neglect, alterations, service work performed

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     by unauthorized parties or any other cause beyond the control of RSI. This service contract does not guarantee uninterrupted operation of the system or of the equipment. This service contract excludes all responsibility for repairs necessitated by or damage caused to equipment by any accessories other than those authorized by the manufacturer (i.e., ribbons, disc packs, etc.). "Also this contract does not include painting or refinishing of equipment or furnishing materials for this purpose.

8.   INVOICES AND PAYMENTS

     a Charges for maintenance service shall begin on the commencement date as specified in Article 2 and shall be invoiced as set forth in the maintenance schedule, in advance with payment due within thirty (30) days of the invoice date. A time price charge of 1-1/2% per month (Annual rate equals 18%) will be charged on all accounts not paid within said thirty-day period.

     b. Charges for maintenance services of less than one (1) months' duration shall be prorated at 1/20th of the monthly charges for each calendar day (based on RSI June to May fiscal year).

     c. Payment Terms - Fixed price - 1/12 of the annual amount each month, in advance Travel and subsistence - where applicable, will be charged at ROBOCOM cost plus 15% (administrative cost) - as incurred, provided such charges are reasonable and documented.

9.   LIABILITIES

     Since Purchaser will have exclusive control over the use of the equipment being maintained hereunder, Purchaser shall be solely responsible for the proper use, protection and supervision thereof. RSI shall not be liable for any personal injury or property damage even if loss or damage is caused by negligence of RSI, and such liability shall not include incidental or consequential damages. Except as provided in this Agreement, RSI shall have no other responsibility or liability with respect to the system or equipment being maintained or any of the maintenance service supplied hereunder.

10.  TERMINATION

     Unless mutually agreed by both the Purchaser and RSI, this Agreement shall not be subject to termination by either party, except if Purchaser defaults in payment of any monies due hereunder, or should move the equipment without prior written consent of RSI. RSI shall then, with notice, have the right to terminate this Agreement, and if RSI

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     defaults in any material obligation under this Agreement, Purchaser shall then, with notice, have the right to terminate this Agreement. In addition, if after three (3) years from date of original equipment delivery, any item being maintained under this Agreement, is, in RSI's reasonable opinion, in need of factory refurbishment, repair, or overhaul, RSI will submit to Purchaser a description of the necessary refurbishment and an estimate of the reconditioning charges, which shall be in addition to those charges set forth on reconditioning, RSI shall then, with notice, have the right to terminate this Agreement. In the event that this Agreement is rightfully terminated by RSI pursuant to this Section 19, as RSI's sole and exclusive remedy, the Purchaser shall be liable for termination payment to RSI of 20% of the monthly charge for the months remaining (not to exceed four months) subsequent to date of termination by RSI. In the event that this Agreement is rightfully terminated by Purchaser pursuant to this Section 10, RSI shall return all funds Purchaser had paid in advance to RSI for which no service had been rendered and Purchaser shall retain all other rights and remedies.

11   GOVERNING LAW

     This Agreement will be governed by and construed in accordance with the laws of the State of New York.

12.  ATTORNEYS' FEES

     Purchaser will pay reasonable attorneys' fees to RSI in the event RSI shall engage an attorney to enforce collection or to preserve and protect its rights under this service agreement.


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13.  GENERAL PROVISIONS

     This agreement constitutes the entire agreement for maintenance service between the Purchaser and RSI. THE FOREGOING TERMS AND CONDITIONS SHALL PREVAIL NOTWITHSTANDrNG ANY VARIANCE WITH THE TERMS AND CONDITIONS OF ANY ORDER SUBMITTED BY THE PURCHASER

     AGREED TO By:
                   -----------------------
                    (Signature)

     Customer:
                   -----------------------
                    (Print Name)

                   -----------------------
                    (Date)

                   -----------------------
                    (Title)

     ACCEPTED By:
                   -----------------------
                    (Signature)

     ROBOCOM
     Systems Inc.
                   -----------------------
                    (Print Name)

                   -----------------------
                    (Date)

                   -----------------------
                    (Title)

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                                    EXHIBIT 4






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                            ROBOCOM TRAINING PROGRAM

The ROBOCOM training is instructor-led yet participant-centered instruction that focuses on predefined customer requirements. Our Training Department consists of an experienced staff of professionals who tailor the curriculum to specifically meet those requirements. To that end ROBOCOM training consists of a preset curriculum which includes a comprehensive series of courses that can be customized

As part of the ROBOCOM training, we offer the following curriculums:

     --   RIMS Warehouse Configuration (generally one week at ROBOCOM)

     --   RIMS Supervisor Training (generally one week at ROBOCOM)

     --   RIMS Worker Training (generally one week on site)

The actual course content of that training varies, depending on the needs of our customer. Our course offerings include overviews as well as in-depth, step-by-step procedures. Most often we use a combination of both:

     -- Personnel who learn to setup the warehouse are given a system overview and then are more heavily exposed to configuration issues with less depth given to operations.

     -- Supervisors are given a deeper overview that includes an understanding of Video Display Terminal (VDT) and Radio Data Terminal (RDT) functionality and only briefly touch upon system configurations.

     -- Warehouse operators (workers) first attend VDT and/or RDT Overview(s) and then learn each RDT and/or VDT step necessary to perform their job.

As we present each course, careful attention is paid to use language understandable to each student in the class. Again and again we are told by non-computer-literate students that our presentations are non-threatening because we are clear and easy to understand. Because our training is interactive, we find that trainees are not afraid to ask questions for further explanations.

Our experienced staff is also able to silently identify slower learners and inconspicuously reinforce concepts/procedures for these people without causing any embarrassment. Each Lab session (hands-on exercises) has been designed in two parts: that which is required and that which is for "Extra Credit!" While most of the class proceeds to the "Extra Credit" exercises, our staff can provide extra support to the slow learner with the original, structured exercises. In the rare event that the trainee still cannot grasp the lesson, that student can come back for additional instruction during the time scheduled for "Review/Supplemental /As Needed Instruction."

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Our training approach is varied. The methodology used depends on the audience size and type, the physical layout of the training facility, the availability of equipment, and the subject matter being presented. Methods most commonly used in our sessions include:

     Lecture                             Questions and Answers
     Demonstration                       Buzz Groups
     Discussions                         Structured Hands-on Practice Exercises
     Self Discovery Hands-On Practice Exercises

ROBOCOM trainers initiate student review after each major topic is covered. Continual creative review or material not only reinforces learning, it also makes learning fun. Such techniques add variety to what is often perceived to be repetitive, computer drills.

Our training material varies depending on the curriculum. We have configuration material and worksheets for our Warehouse Configuration class. We have user training material for our Supervisor and Worker user classes. All training material includes our User Documentation. This allows our students to relate to our Management Manual and User's Guides from their first exposure to the system. Even in training we encourage students to check the appropriate section of the Management Manual or User's Guide before asking for help. We find that if such practices are in place from the beginning, there will be fewer calls and thus lower maintenance costs later on.

Our goal is to work with our customers to establish RIMS training to best meet their needs. Together we can emphasize learner discovery, learner participation and learner involvement. Together we can make our training effective. Together we can deliver results

ROBOCOM's philosophy is that the most important ingredient in the process of developing User Documentation is the user. If the RIMS user is afraid of the system or does not understand the system, the system cannot achieve its intended purpose. The best system is worthless if it is not properly used.

In short, our documentation makes the "magic" of RIMS understandable to people who know nothing or very little about computers.



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Each piece of ROBOCOM User Documentation adheres to our in-house User's
Documentation Standards Manual. These standards were created to assure the consistency in overall display and structure of all our user documentation. Our standards address three specific areas:

     -    General Document Format (Headers/Footers, Margins/Indents, etc.)
     -    Chapter/Section Format (Options/Sub-Options, Frames, etc.)
     -    Style/Grammar (Diction/Appearance, Numbering/Capitalization etc.)

We have found that consistency in presentation and style is the key to simplifying our documentation for user acceptance and user comprehension.

ROBOCOM's User Documentation includes the following:

          RIMS Configuration Material
     -    RIMS Management Manual
     -    RIMS Video Display Terminal (VDT) User's Guide
     -    RIMS Radio Data Terminal (RDT) User's Guide
     -    RIMS Training Material

Our five volumes of User Documentation complement each other. The Configuration Material and Management Manual includes setup information necessary for the implementation and maintenance of a RIMS system. Our two User's Guides provide detailed steps used in daily RIMS processing, while our Training Materials explain RIMS procedures and processes in a general sense

The RIMS Configuration Material complements the RIMS Management Manual. This material includes a brief explanation of each database element that needs to be addressed when configuring a warehouse for a new RIMS installation. Included in this material are diagrams that explain putaway and picking logic used by RIMS. This allows you to understand exactly how your warehouse configuration will affect your warehouse operations. A complete explanation of each configuration task is explained in full in the RIMS Management Manual.

The RIMS Management Manual provides detailed information to be considered as a customer prepares to implement RIMS. This manual is intended to be used in the planning stages of the RIMS implementation process. It is also intended as a reference for someone who needs to update any settings that follow the RIMS implementation. The manual is intended for someone with a very limited knowledge of the RIMS system.

The Management Manual describes in detail the database elements that will be incorporated into RIMS. All of the information detailed in this guide is required in order for RIMS to achieve


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optimal efficiency and accuracy as it manages your warehouse operations.

We recommend that our customers study the RIMS Management Manual prior to the installation of the RIMS software. This will enable customers to expedite the implementation process, and to determine the need, if any, for further customization.

The Management Manual divides the components of RIMS into four basic categories:

     -    Warehouse Configuration
     -    File Information
     - System Administration (including only the setup functions, the processing options are covered in the VDT User's Guide)
     -    System Issues (including backups, restores, etc.)

Each RIMS topic covered in the Management Manual includes a real-life example with a RIMS solution. Included too, are blank worksheets to simplify customer planning and a Field-Frame Cross Reference Chart that shows you in an instant which fields are on which frames.

Our customers have found the RIMS Management Manual invaluable as they prepare their facilities for a RIMS installation.

The VDT User's Guide follows the menu structure of the VDT system and steps you through each VDT process; the RDT User's Guide follows the menu structure of the RDT system and steps you through each RDT process. Each manual includes sample frames from the real system. The RDT User's Guide displays both the vehicle-mount and hand-held frames.

The VDT User's Guide contains chapters that begin with "VDT" (e.g., VDT Receiving) or "RIMS" (e.g., RIMS Warehouse Configuration). Those that are called VDT... contain information that is specific to the VDT system. Those that are called RIMS.. contain setup, parameter or general RIMS information or information that is established on the VDT system but affects the RDT system as well. The RDT User's Guide chapters begin with RDT....

Each major menu option is a separate chapter. Each chapter is numbered separately; for example, chapter one may consist of pages 1-1 through 1-30, chapter two might be 2-1 through 2-25, etc. This allows you to tailor your User's Guides to match your RIMS system. If a facility is not using the Quality Assurance module, not only can you easily remove Quality Assurance from your RIMS system menu, you can also easily remove that chapter from the user documentation.


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Each page in each User's Guide chapter contains a Header indicating the appropriate chapter option/section. Each page also contains a Footer that indicates the current release date of the page and the chapter name.

The last chapter of both user's guides is an alphabetized glossary where each term that relates to RIMS is defined for the user.

Each time the User's Guides are updated, the new release date appears in the Footer of each page. In addition, gray shading on the page highlights any changes that have occurred in this update.

The RIMS Training Material varies in format and content depending on the specified audience. Supervisors usually receive an actual Training Manual that contains schedules as well as separate chapters for supervisor functions and/or warehouse processing.

All training materials complement the Management Manual and User's Guides. Training materials explain procedures and processes in a general sense; the Management Manual and User's Guides provide detailed step-by-step instructions.

Each chapter of the supervisor Training Manual also provides a listing of the relevant RIMS reports that are available for that segment of RIMS. For example, the Receiving Training Material alerts the user to the availability of the "Expected PO Status Report" and the "Pending Returns Report."

Warehouse workers as a rule do not receive a Training Manual. They do, however, receive less threatening "hand-outs" or "cheat-sheets" that capsulize the tasks at hand. The content of this material depends on many variables:

     -    Do workers have any typing/computer experience?

     - How much does the RIMS system differ from the current method of operation?

     - Will workers be performing the same types of tasks as before or is the company using the installation of RIMS as a springboard to change people's job assignments?

     -    Do the workers have to learn the VDT and the RDT systems?

Our training staff relies on customer interaction to determine the scope of the warehouse training. Accordingly we then design the appropriate warehouse worker training material.

ROBOCOM also provides a VDT Menu Map as a component of our training material. This consists of a diagram that displays each menu option. These Menu Maps help supervisors become familiar with the RIMS system as a whole. The Menu Maps can also be used as a road


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map for supervisors/workers who need to know how to access a specific frame on the VDT system It is very easy to provide a colored trail (via high lighter) to lead someone to a module (Receiving) or even to a frame (Purchase Order Receiving).

All of the ROBOCOM RIMS User Documentation is used as part of the RIMS training process. During training, users are exposed to the Management Manual and User's Guides so that they not only become familiar with the documentation, they also learn where to find answers to potential questions or problems.

Our goal is to work with our customers to establish concise RIMS User Documentation to best meet their needs. Together we can help users overcome apprehension, build confidence and grasp easy-to-follow instructions. Together we can make our documentation effective. Together we can deliver results.



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                                    EXHIBIT 5






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                      International RIMS (C) Pricing, 1996
                                  RIMS.2001(C)

   USERS                           SITE ONE (1)           SITE TWO(2) and up
   -----                           ------------           ------------------

    16                               $*                          $*

    24                                *                           *

    32                                *                           *

    64                                *                           *

    64+                               *                           *

Users defined as the total number of Fixed Terminals and RF Terminals.

Client Server to be announced.

*

 * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
   TREATMENT. FILED SEPARATELY WITH THE COMMISSION.

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                                    EXHIBIT 6








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Agreement  Between:                                                      Page 43
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Date:_________________

                            COMPUTER PROGRAM END-USER

                                LICENSE AGREEMENT

                        (Nonexclusive; Object Code Only)

                                     between

ROBOCOM SYSTEMS INC. (Licensor) of 511 Ocean Avenue, Massapequa, NY 11758, and Distributor

LICENSOR'S PROGRAM IS COPYRIGHTED AND LICENSED (NOT SOLD). LICENSOR DOES NOT SELL OR TRANSFER TITLE TO THE LICENSED PROGRAM TO YOU. YOUR LICENSE OF THE LICENSED PROGRAM WILL COMMENCE UPON EXECUTION OF THIS AGREEMENT BY BOTH PARTIES AS EVIDENCED BY AUTHORIZED SIGNATURES BEING AFFIXED.

1.   License.
     In consideration of the payment of the license fees set forth herein, Licensor grants you a nonexclusive license to use the package of computer programs and data in machine-readable form and related materials, including documentation and listings, identified in Appendix A, Paragraph 1 which together constitute the "Licensed Program," subject to the following terms and conditions.

2.   Scope of Rights.
     You may:

     a. Install the Licensed Program in your own facility at the location specified in Appendix A;

     b. Use and execute the Licensed Program on the computer specified by type/model and serial (or plant number) in Appendix A for purposes of serving the internal needs of your business;

     c. In support of your authorized use of the Licensed Program, store the Licensed Program's machine-readable instructions or data in, transmit it through, and display


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          it on machines associated with the specified computer, and

     d. Make copies of the Program in machine-readable, object code form, for nonproductive backup purposes only, provided that Licensor's proprietary legend is included.

3.   Fees and Payments.
     The license fee for the Licensed Program is specified in Appendix A Total contract value including hardware, Software and terms of payment are specified in Appendix B.


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Incomplete, for sample purposes only.                                    Page 45
Agreement  Between:
Distributor and ROBOCOM Systems, Inc.
Dated: __________